Prospectus




                             ENDEAVORSM SERIES TRUST



         Endeavor Series Trust (the "Fund") is a diversified, open-end management investment company that offers a selection of managed investment portfolios, each with its own investment objective designed to meet different investment goals. There can be no assurance that these investment objectives will be achieved.


         This Prospectus describes only the following  four

portfolios currently offered by the Fund (the "Portfolios").


         o        Endeavor Value Equity Portfolio
         o        Dreyfus Small Cap Value Portfolio


o        T. Rowe Price Equity Income Portfolio
         o        T. Rowe Price Growth Stock Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling the Fund at the address or telephone number set forth on the back cover of this Prospectus. In addition, the SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus.


The date of this Prospectus is May 1, 1998.

EndeavorSM is a registered service mark of Endeavor Management Co.

                                    THE FUND


         Endeavor Series Trust is a diversified, open-end management investment company that offers a selection of managed investment portfolios. Each portfolio constitutes a separate mutual fund with its own investment objective and policies. The Fund currently issues shares of eleven portfolios, four of which are offered pursuant to this Prospectus. The Trustees of the Fund may establish additional portfolios at any time.


         Shares of the Portfolios are issued and redeemed at their net asset value without a sales load and currently are offered only to various separate accounts of PFL Life Insurance Company and certain of its affiliates ("PFL") to fund various insurance contracts, including variable life insurance policies (whether scheduled premium, flexible premium or single premium policies) or variable annuity contracts. These insurance contracts are hereinafter referred to as the "Contracts." The rights of PFL as the record holder for a separate account of shares of the Portfolios are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to PFL and not to any Contract owner.

         The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts held by PFL under the Contracts for investment in the various portfolios of the Fund. See the prospectus and other material accompanying this Prospectus for a description of the Contracts, which portfolios of the Fund are available to Contract owners, and the relationship between increases or decreases in the net asset value of shares of the portfolios (and any dividends and distributions on such shares) and the benefits provided under the Contracts.

         It is conceivable that in the future it may be disadvantageous for scheduled premium variable life insurance separate accounts, flexible and single premium variable life insurance separate accounts, and variable annuity separate accounts to invest simultaneously in the Fund due to tax or other considerations. The Trustees of the Fund intend to monitor events for the existence of any irreconcilable material conflict between or among such accounts, and PFL will take whatever remedial action may be necessary.

Investment Objectives

         The investment objectives of the Portfolios are as follows:

         Endeavor Value Equity Portfolio (formerly, Value Equity Portfolio) - seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

         Dreyfus Small Cap Value Portfolio (formerly, Value Small Cap Portfolio)
- seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.


         T. Rowe Price Equity Income Portfolio - seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

         T. Rowe Price Growth Stock Portfolio - seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies.


                              FINANCIAL HIGHLIGHTS

         The following tables are based on a Portfolio share outstanding throughout each period and should be read in conjunction with the financial statements and related notes that appear in the Fund's Annual Report dated December 31, 1997 which financial statements are incorporated by reference into the Statement of Additional Information. The financial statements contained in the Fund's Annual Report have been audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report. Additional information concerning the performance of the Fund is included in the Annual Report which may be obtained without charge by writing the Fund at the address on the back cover of this Prospectus.

ENDEAVOR  VALUE EQUITY PORTFOLIO*

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                                                       -19-

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



                           Year                     Year                  Year               Year               Period
                           Ended                    Ended                 Ended              Ended              Ended
                           12/31/97                 12/31/96+++           12/31/95           12/31/94           12/31/93*+++
                           --------                 -----------           --------           --------           ------------



                                                       -20-





Operating
performance:

Net asset
value,
beginning of
period                     $17.21                   $14.23                $10.69             $10.28             $10.00
                            -----                    -----                 -----              -----              -----

Net investment
income#                    0.20                     0.20                  0.15               0.09               0.05

Net realized
and unrealized
gain on
investments                3.96                     3.15                  3.52               0.33               0.23
                           ----                     ----                  ----               ----               ----

Net increase in
net assets
resulting from
investment
operations                 4.16                     3.35                  3.67               0.42               0.28
                           ----                     ----                  ----               ----               ----

Distributions:

Dividends from
net investment
income                     (0.14)                   (0.13)                (0.09)             (0.01)             ---

Distributions
from net
realized gains             (0.53)                   (0.24)                (0.04)             ---                ---
                           ------                   ------                ------             ---                ---

Total
distributions              (0.67)                   (0.37)                (0.13)             (0.01)             ---
                           ------                   ------                ------             ------             ---

Net asset
value, end of
period                     $20.70                   $17.21                $14.23             $10.69             $10.28
                            =====                    =====                 =====              =====              =====

Total return++             24.81%                   23.84%                34.59%             4.09%              2.80%
                           =====                    =====                 =====              ====               ====

Ratios to
average net
assets/
supplemental
data:



                                                       -21-





Net assets, end
of period (in
000's)                     $216,039                 $127,927              $68,630            $32,776            $11,178

Ratio of net
investment
income to
average net
assets                     1.39%                    1.29%                 1.56%              1.31%              0.84%+

Ratio of
operating
expenses to
average net
assets                     0.89%***                 0.91%                 0.86%              1.02%              1.30%+**

Portfolio
turnover rate              16%                      27%                   28%                56%                1%

Average
commission rate
(per share of
security)(a)               $0.0515                  $0.0569               ---                ---                ---

-----------------------
* Effective May 1, 1998, the name of the Value Equity Portfolio was changed to Endeavor Value Equity Portfolio. Effective May 1, 1996, the name of the Quest for Value Equity Portfolio was changed to Value Equity Portfolio. The Portfolio commenced operations on May 27, 1993.

** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.

*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.89%.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.

# Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.00.

(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.



DREYFUS SMALL CAP VALUE PORTFOLIO*



                          Year               Year                      Year               Year                  Period
                          Ended              Ended                     Ended              Ended                 Ended
                          12/31/97           12/31/96+++##             12/31/95           12/31/94+++           12/31/93*+++
                          --------           -------------             --------           -----------           ------------

Operating
performance:

Net asset
value,
beginning of
period                    $14.69             $12.22                    $10.98             $11.18                $10.00
                           -----              -----                     -----              -----                 -----

Net investment
income#                   0.02               0.12                      0.15               0.10                  0.22

Net realized
and unrealized
gain/(loss) on
investments               3.52               2.95                      1.36               (0.30)                0.96
                          ----               ----                      ----               ------                ----

Net increase/
(decrease) in
net assets
resulting from
investment
operations                3.54               3.07                      1.51               (0.20)                1.18
                          ----               ----                      ----               ------                ----

Distributions:

Dividends from
net investment
income                    (0.10)             (0.14)                    (0.10)             ---                   ---

Distributions
from net
realized gains            (1.72)             (0.46)                    (0.17)             ---                   ---
                          ------             ------                    ------             ---                   ---

Total
distributions             (1.82)             (0.60)                    (0.27)             ---                   ---
                          ------             ------                    ------             ---                   ---

Net asset
value, end of
period                    $16.41             $14.69                    $12.22             $10.98                $11.18
                           =====              =====                     =====              =====                 =====



                                                       -24-





Total return++            25.56%             25.63%                    14.05%             (1.79)%               11.80%
                          =====              =====                     =====              ======                ======

Ratios to
average net
assets/
supplemental
data:

Net assets,
end of period
(in 000's)                $146,195           $85,803                   $52,597            $35,966               $12,699

Ratio of net
investment
income to
average net
assets                    0.20%              0.95%                     1.56%              0.89%                 3.98%+

Ratio of
operating
expenses to
average net
assets                    0.91%***           0.92%                     0.87%              1.03%                 1.30%+**

Portfolio
turnover rate             127%               171%                      75%                77%                   41%

Average
commission
rate (per
share of
security) (a)             $0.0533            $0.0539                   ---                ---                   ---

-----------------------
* Effective October 29, 1996, the name of the Value Small Cap Portfolio was changed to Dreyfus Small Cap Value Portfolio. On May 1, 1996, the name of the Quest for Value Small Cap Portfolio was changed to Value Small Cap Portfolio. The Portfolio commenced operations on May 4, 1993.

** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.

*** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.91%.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.

# Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.18.

## The Dreyfus Corporation became the Portfolio's Adviser effective September 16, 1996.

(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.





 T. ROWE PRICE EQUITY INCOME
PORTFOLIO



                                             Year                           Year                     Year
                                             Ended                          Ended
                                             12/31/97                       12/31/96+++


                                                                                                     Ended


                                                                                                     12/31/95*+++


Operating performance:

Net asset value,
beginning of period                          $15.49                         $13.05                   $10.00
                                              -----                          -----                    -----




                                                       -27-






                                                       -28-






                                                       -29-






Net investment income                        0.25                           0.41                     0.34

Net realized and
unrealized gain on
investments                                  4.06                           2.17                     2.71
                                             ----                           ----                     ----

Net increase in net
assets resulting from
investment operations                        4.31                           2.58                     3.05
                                             ----                           ----                     ----

Distributions:

Dividends from net
investment income                            (0.19)                         (0.10)                   ---

Distribution from net
realized gains                               (0.27)                         (0.04)                   ---
                                             ------                         ------                   ---

Total distributions                          (0.46)                         (0.14)                   ---
                                             ------                         ------                   ---



                                                       -30-





Net asset value, end
of period                                    $19.34                         $15.49                   $13.05
                                              =====                          =====                    =====

Total return++                               28.27%                         19.88%                   30.50%
                                             =====                          =====                    =====

Ratios to average net
assets/supplemental
data:

Net assets, end of
period (in 000's)                            $197,228                       $78,251                  $21,910

Ratio of net
investment income to
average net assets                           2.47%                          2.89%                    3.24%+

Ratio of operating
expenses to average
net assets                                   0.94%**                        0.96%                    1.15%+

Portfolio turnover
rate                                         23%                            19%                      16%

Average commission
rate (per share of
security) (a)                                $0.0331                        $0.0396                  ---


--------------------------
*        The Portfolio commenced operations on January 3, 1995.

** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.94%.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.




T. ROWE PRICE GROWTH STOCK PORTFOLIO



                                            Year                       Year                     Year
                                            Ended                      Ended                    Ended
                                            12/31/97                   12/31/96+++              12/31/95*+++

Operating performance:

Net asset value,
beginning of period                         $16.29                     $13.72                   $10.00
                                             -----                      -----                    -----

Net investment income                       0.04                       0.11                     0.08

Net realized and
unrealized gain on
investments                                 4.59                       2.71                     3.64
                                            ----                       ----                     ----

Net increase in net
assets resulting from
investment operations                       4.63                       2.82                     3.72
                                            ----                       ----                     ----

Distributions:

Dividends from net
investment income                           (0.03)                     (0.01)                   ---

Distributions from net
realized gains                              (0.11)                     (0.24)                   ---
                                            ------                     ------                   ---

Total distributions                         (0.14)                     (0.25)                   ---
                                            ------                     ------                   ---

Net asset value, end
of period                                   $20.78                     $16.29                   $13.72
                                             =====                      =====                    =====

Total return++                              28.57%                     20.77%                   37.20%
                                            =====                      =====                    ======



                                                       -33-





Ratios to average net
assets/supplemental
data:

Net assets, end of
period (in 000's)                           $123,230                   $59,732                  $21,651

Ratio of net
investment income to
average net assets                          0.38%                      0.75%                    0.69%+

Ratio of operating
expenses to average
net assets                                  0.96%**                    1.01%                    1.26%+

Portfolio turnover                          41%                        44%                      64%
rate

Average commission
rate (per share of
security) (a)                               $0.0376                    $0.0385                  ---

--------------------
*        The Portfolio commenced operations on January 3, 1995.

** Annualized operating expense ratio before credits allowed by the custodian for the year ended December 31, 1997 was 0.96%.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.


                                                       -34-

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                                                       -38-

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                                               --------------------


         Endeavor Investment Advisers (the "Manager") has agreed, until terminated by the Manager, to assume expenses of the Portfolios that exceed the rates stated below. This has the effect of lowering each Portfolio's expense ratio and of increasing returns otherwise available to investors at the time such amounts are assumed. While this arrangement is in effect, the Manager pays all expenses of the Portfolios to the extent they exceed the following percentages of a Portfolio's average net assets: Endeavor Value Equity - 1.30%, Dreyfus Small Cap Value -1.30%, T. Rowe Price Equity Income - 1.30% and T. Rowe Price Growth Stock - 1.30%

 .



                       INVESTMENT OBJECTIVES AND POLICIES

         The following is a brief description of the investment objectives and policies of the Portfolios. The investment objective and the policies of each Portfolio other than those listed under the caption "Investment Restrictions" in the Statement of Additional Information are not fundamental policies and may be changed by the Trustees of the Fund without the approval of shareholders. Certain portfolio investments and techniques discussed below are described in greater detail in the Statement of Additional Information. Due to the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


Endeavor  Value Equity Portfolio

         The investment objective of the Endeavor Value Equity Portfolio is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

         It is the Portfolio Adviser's intention to invest in securities which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship.

         Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in common stocks or securities convertible into common stocks. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges or traded in the domestic over-the-counter market and foreign securities that are listed on a domestic or foreign securities exchange, traded in the domestic or foreign over-the-counter markets or represented by American Depositary Receipts.




In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's
Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances

, commercial paper, short-term corporate securities and repurchase agreements.

         The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in "Investment Strategies - Foreign Securities."

It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service, a division of McGraw - Hill Companies, Inc. ("Standard & Poor's") (commonly known as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Strategies - Risk Factors Relating to Investing in High Yield Securities."

         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

 Dreyfus Small Cap Value Portfolio

         The investment objective of the Dreyfus Small Cap Value Portfolio is to seek capital appreciation through investments in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

         Small-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation.

         The Portfolio will invest in

equity securities of domestic and foreign (up to 5% of its total assets) issuers which would be characterized as "value" companies according to criteria established by the Portfolio's Adviser. To manage the Portfolio, the Portfolio's Adviser classifies issuers as "growth" or "value" companies. In general, the Portfolio's Adviser believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

         While seeking desirable equity investments, the Portfolio may invest in money market instruments consisting of U.S. government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio's Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

         Equity securities consist of common stocks, preferred stocks and securities convertible into common stocks. Securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for , or which grant a right to purchase or sell, such securities. In addition, the Portfolio may purchase securities issued by closed-end investment companies and foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

         The Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

         The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in "Investment Strategies - Foreign Securities."

         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

 T. Rowe Price Equity Income Portfolio

         The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

         The investment program of the Portfolio is based on several premises. First, the Portfolio's Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Portfolio's Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

         To achieve its objective, the Portfolio, under normal circumstances, will invest at least 65% of its total assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by its Adviser. To enhance capital appreciation potential, the Portfolio also uses a "value" approach and invests in stocks and other securities its Adviser believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies which share some of the following characteristics:

         o        established operating histories;

         o above-average current dividend yields relative to the S&P 500 Index;

         o        low price/earnings ratios relative to the S&P 500
                  Index;

         o sound balance sheets and other financial characteristics; and

         o        low stock price  relative  to  company's  underlying  value as
                  measured   by  assets,   earnings,   cash  flow  or   business
                  franchises.

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and program.

         In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO")) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

         The Portfolio may invest up to 25% of its total assets in foreign securities. These include non- dollar denominated securities traded outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in "Investment Strategies - Foreign Securities."

         The Portfolio may invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. Investments in non-investment grade securities entail certain risks which are discussed in "Investment Strategies - Risk Factors Relating to Investing in High Yield Securities."

         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. Rowe Price Growth Stock Portfolio

         The investment objectives of the T. Rowe Price Growth Stock Portfolio are to seek long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies. A growth company is defined by the Portfolio's Adviser as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and (2) has indications of being able to continue this growth pattern in the future. Total return will consist primarily of capital appreciation or depreciation and secondarily of dividend income.

         More than fifty years ago, Thomas Rowe Price pioneered the Growth Stock Theory of Investing. It is based on the premise that inflation represents a more serious, long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings.

         Although corporate earnings can be expected to be lower during periods of recession, it is the Portfolio Adviser's opinion that, over the long term, the earnings of well-established growth companies will not be affected adversely by unfavorable economic conditions to the same extent as the earnings of more cyclical companies. However, investors should be aware that the Portfolio's share value may not always reflect the long-term earnings trend of growth companies.

         The Portfolio will invest primarily in the common stocks of a diversified group of well-established growth companies. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Portfolio will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase.

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objectives and program.

         In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

     The Portfolio may invest up to 30% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the
U. S. and dollar denominated securities traded in the U. S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in "Investment Strategies - Foreign Securities."

         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

Investment Strategies

         In addition to making investments directly in securities, the Portfolios may write covered call and put options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The Adviser to the Dreyfus Small Cap Value Portfolio does not currently intend to write covered call and put options or engage in transactions in futures contracts and related options, but may do so in the future. The T. Rowe Price Equity Income and T. Rowe Price Growth Stock
Portfolios may engage in foreign currency exchange transactions to protect against changes in future exchange rates. All Portfolios may invest in American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. All Portfolios may enter into repurchase agreements, may make forward commitments to purchase securities, lend their portfolio securities and borrow funds under certain limited circumstances. The T. Rowe Price Equity Income and
T. Rowe Price Growth Stock Portfolios may invest in hybrid instruments. The investment strategies referred to above and the risks related to them are summarized below and certain of these strategies are described in more detail in the Statement of Additional Information.

         Options and Futures Transactions. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. The Adviser to the Dreyfus Small Cap Value Portfolio has no present intention to engage in this strategy, but may do so in the future.

         In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options on securities and any index of securities in which the Portfolio may invest and the purchase and sale of futures contracts and related options. The Adviser to the Dreyfus Small Cap Value Portfolio has no present intention to use this strategy, but may do so in the future.

         Each Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA Certificates") and three-month U.S. Treasury bills.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contracts might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of a Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

         A Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.

         A Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 33 1/3% (25% for the T. Rowe Price Equity Income and the T. Rowe Price Growth Stock Portfolios) of the Portfolio's total assets would be so invested.

         The Portfolios' Advisers generally expect that options and futures transactions for the Portfolios will be conducted on securities and other exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the SEC considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. There can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the prices of the securities that are being hedged. Expenses and losses incurred as a result of these hedging strategies will reduce the Portfolio's current return. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio.

         Foreign Currency Transactions. The T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may purchase foreign currency on a spot (or cash) basis, enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), purchase and sell foreign currency futures contracts, and purchase exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Adviser to a Portfolio may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

         Hedging transactions involve costs and may result in losses. The T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Reverse Repurchase Agreements. Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the Investment Company Act of 1940 ("1940 Act") it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

         Borrowings. A Portfolio other than the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may borrow money for temporary purposes in amounts up to 5% of its total assets.

         The T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may borrow money as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program in an amount up to 33 1/3% of the Portfolio's net assets. Each Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. These Portfolios may not purchase additional securities when borrowings exceed 5% of total assets.

         As a matter of operating policy, each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios will limit all borrowings to no more than 25% of such Portfolio's net assets.

         The purchase of securities while borrowings are outstanding will have the effect of leveraging a Portfolio. Such leveraging or borrowing increases the Portfolio's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income.

         Depositary Receipts. All Portfolios may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolios are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

         Repurchase Agreements. All Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

         Forward Commitments. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

         Securities Loans. Each Portfolio may seek to obtain additional income by making secured loans of its portfolio securities with a value up to 33 1/3% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or liquid assets at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Hybrid Instruments. The T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may invest up to 10% of their total assets in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

         Fixed-Income Securities - Downgrades. If any security invested in by any of the Portfolios loses its rating or has its rating reduced after the Portfolio has purchased it, unless required by law, the Portfolio is not required to sell or otherwise dispose of the security, but may consider doing so.

         Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' Advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' Advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a

Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

         Foreign Securities. Foreign investments involve certain risks that are not present in domestic securities. Because a Portfolio intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

         The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although a Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

         There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.


         In addition, the economies, markets and political structures of a number of the countries in which a Portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

         Certain portfolio countries have histories of instability and upheaval (Latin America) and internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Any such actions, for example, nationalizing an industry or company, could have a severe and adverse effect on security prices and impair a Portfolio's ability to repatriate capital or income. A Portfolio's Adviser will not invest the Portfolio's assets in countries where it believes such events are likely to occur.

         Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Portfolio's Adviser will attempt to minimize such taxes, but there can be no assurance that such efforts will be successful. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.



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Risk  Factors  Relating to  Investing  In High Yield  Securities.  Fixed  income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react to movements in the general level of interest rates primarily. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates, but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium, to lower rated securities may decline in value dot to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Portfolio's investments will be reflected in the Portfolio's net asset value per share. The Adviser to a Portfolio considers both credit risk and market risk in making investment decisions for the Portfolio. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         The high yield market is still relatively new and its recent growth parallels a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices under these circumstances may be less than the prices used in calculating a Portfolio's net asset value.


         Prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.


                             MANAGEMENT OF THE FUND

         The Trustees and officers of the Fund provide broad supervision over the business and affairs of the Portfolios and the Fund.

The Manager

         The Fund is managed by Endeavor Investment Advisers (the "Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. The Manager is a general partnership of which Endeavor Management Co. is the managing partner. Endeavor Management Co., by whose employees all management services performed under the management agreement are rendered to the Fund, holds a 50.01% interest in the Manager and AUSA Financial Markets, Inc., an affiliate of PFL, holds the remaining 49.99% interest therein. Vincent J. McGuinness, a Trustee of the Fund, together with his family members and trusts for the benefit of his family members, own all of Endeavor Management Co.'s outstanding common stock. Mr. McGuinness is Chairman, Chief Executive Officer and President of Endeavor Management Co.


         The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios (the "Advisers") and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, First Data Investor Services Group, Inc. ("Investor Services Group") assists the Manager in the performance of its administrative responsibilities to the Fund.

         As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

Endeavor  Value Equity  Portfolio - .80%;  Dreyfus  Small Cap Value  Portfolio -
 .80%; T. Rowe Price Equity Income Portfolio - .80%; T. Rowe Price Growth Stock Portfolio -.80% . The management fees paid by the Portfolios , although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

         The Manager pays the fees and expenses of Investor Services Group pursuant to the administrative agreement. The Manager pays Investor Services Group an annual fee equal to $650,000 plus 0.01% of the Fund's average daily net assets in excess of $1 billion. These fees are accrued and paid monthly.

         In addition to the management fees , the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not interested persons of the Fund, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

     Year 2000. Like other mutual funds, the Fund and the service providers for the Fund and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Fund is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Fund expects that each of the Fund's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Fund will be sufficient to avoid any adverse impact to the Fund and each of its Portfolios.

 The Advisers


     Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of the Portfolio. An Adviser may place portfolio securities transactions with broker-dealers who furnish it with certain services of value in advising the Portfolio and other clients. In so doing, an Adviser may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as a factor in the selection of broker-dealers. T. Rowe Price Associates, Inc. may utilize certain brokers indirectly related to it in the capacity as broker in connection with the execution of transactions for the T. Rowe Price Equity Income and T. Rowe Price Growth Stock

Portfolios. See the Statement of Additional Information for a further discussion of

Portfolio trading.


         OpCap Advisors ("OpCap") is the Adviser to the Endeavor Value Equity Portfolio. As compensation for its services as investment adviser, the Manager pays

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                                                       -99-

OpCap a monthly fee at the annual rate of .40% of the average daily net assets of the Endeavor Value Equity Portfolio.

         OpCap is a majority-owned subsidiary of Oppenheimer Capital, a general partnership which is registered as an investment adviser under the Investment Advisers Act of 1940. The employees of Oppenheimer Capital render all investment management services performed under the investment advisory agreements to the Portfolio. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and OpCap became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P."), a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO G.P. beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings L.P.) greater than 80% of the units of limited partnership of PIMCO Advisors. PIMCO G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management
Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors. Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. OpCap and its affiliates have operated as investment advisers to both mutual funds and other clients since 1968, and had approximately $61.4 billion under management as of December 31, 1997.

     Eileen Rominger, Managing Director of Oppenheimer Capital, is the portfolio manager for the Endeavor Value Equity Portfolio. Ms. Rominger has been with Oppenheimer Capital since 1981.








         The Dreyfus Corporation ("Dreyfus") is the Adviser to the Dreyfus Small Cap Value Portfolio. Dreyfus, which was formed in 1947, is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1998, Dreyfus managed or administered approximately $96 billion in assets for more than 1.7 million investor accounts nationwide. As compensation for its services as investment adviser, the Manager pays Dreyfus a monthly fee at the annual rate of .375% of the average daily net assets of the Dreyfus Small Cap Value Portfolio.


         Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,532 billion in assets, including approximately $60 billion in mutual fund assets.

     The portfolio manager for the Dreyfus Small Cap Value Portfolio is Peter I. Higgins. Mr. Higgins has been employed by The Boston Company, Inc. since August, 1988 and by Dreyfus since February, 1996.

     T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Adviser to the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the average daily net assets of each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds.


     Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Steven W. Boesel, Thomas H. Broadus, Jr., Richard P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

     Investment decisions with respect to the T. Rowe Price Growth Stock Portfolio are made by an Investment Advisory Committee composed of the following members: Robert W. Smith, Chairman, Brian W. H. Berghuis, Thomas J. Huber, Charles A. Morris and Larry J. Puglia. The Committee Chairman has day- to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith has served on the Committee since 1995 and has been Chairman of the Committee since February, 1997. He joined T. Rowe Price in 1992. From 1987 to 1992, Mr. Smith was an Investment Analyst for Massachusetts Financial Services.

         T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937.

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                                                       -104-

As of December 31, 1997, T. Rowe Price and its affiliates managed more than $125 billion of assets.


Brokerage Enhancement Plan

         The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Manager or Endeavor Group (the "Distributor") (hereinafter referred to as "Independent Trustees"), have voted to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing the Fund's brokerage commissions, to the extent available, to promote the sale and distribution of the Fund's shares. Neither the Fund nor any series of the Fund, including the Portfolios, will incur any new fees or charges. As part of the Plan, the Fund and the Distributor will enter into a Distribution Agreement. Under the Distribution Agreement, the Distributor will become the principal underwriter of the Fund, with responsibility for promoting sales of the shares of each Portfolio.

         The Distributor, however, will not receive any additional compensation from the Fund for performing this function. Instead, under the Plan, the Manager is authorized to direct that the Adviser of each Portfolio effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with each Adviser's obligations to achieve best price and execution. It is anticipated that these broker-dealers will agree that a percentage of the commission will be directed to the Distributor. The Distributor will use a part of these directed commissions to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the commissions received by the Distributor will be used to finance activities principally intended to result in the sale of shares of the Portfolios. It is anticipated that these activities will include: holding or participating in seminars and sales meetings designed to promote the sale of Fund shares; paying marketing fees requested by broker-dealers who sell Contracts; training sales personnel; compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Fund; printing and mailing Fund prospectuses, statements of additional information, and shareholder reports for existing and prospective Contract holders; and creating and mailing advertising and sales literature.

         The Distributor will be obligated to use all of the funds directed to it for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. Accordingly, the Distributor will not make any profit from the operation of the Plan.

         Both the Plan and the Distribution Agreement provide (A) that they will be subject to annual approval by the Trustees and the Independent Trustees; (B) that any person authorized to make payments under the Plan or Distribution Agreement must provide the Trustees a quarterly written report of payments made and the purpose of the payments; (C) that the Plan may be terminated at any time by the vote of a majority of the Independent Trustees; (D) that the Distribution Agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or, as to a Portfolio, by vote of a majority of the outstanding securities of the Portfolio on not more than 60 days' written notice; and (E) that the Distribution Agreement terminates if it is assigned. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees. In addition, the selection and nomination of the Independent
Trustees must be committed to the Independent Trustees.

         The shareholders of the Portfolios approved the Plan at a shareholders' meeting held on February 23, 1998.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders.


         It is the intention of each Portfolio to distribute substantially all its net investment income. Although the Trustees of the Fund may decide to declare dividends at other intervals, dividends from investment income of each Portfolio are expected to be declared annually and will be distributed to the various separate accounts of PFL and not to Contract owners in the form of additional full and fractional shares of the Portfolio and not in cash. The result is that the investment performance of the Portfolios, including the effect of dividends, is reflected in the cash value of the Contracts. See the prospectus for the Contracts accompanying this Prospectus.


         All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year and will be reinvested in additional full and fractional shares of the Portfolio. In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         For a discussion of the impact on Contract owners of income taxes PFL may owe as a result of (i) its ownership of shares of the Portfolios, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                          SALE AND REDEMPTION OF SHARES

         The Fund continuously offers shares of each Portfolio only to separate accounts of PFL, but may at any time offer shares to a separate account of any other insurer approved by the Trustees.

         AFSG Securities Corporation ("AFSG Securities"), an affiliate of PFL, is the principal underwriter and distributor of the Contracts. AFSG Securities places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), on that same date.

         Endeavor Group, an affiliate of the Manager, whose office is located at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, serves as the Distributor for the Fund.

         The net asset value of the shares of each Portfolio for the purpose of pricing orders for the purchase and redemption of shares is determined as of the close of the New York Stock

Exchange, Monday through Friday, exclusive of national business holidays. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. The assets of the Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees including the employment of an independent pricing service, as described in the Statement of Additional Information.


         Shares of the Portfolios may be redeemed on any day on which the Fund is open for business.

                             PERFORMANCE INFORMATION


         From time to time, the Fund may advertise the "average annual or cumulative total return" of the Endeavor Value Equity, Dreyfus Small Cap Value,
T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges other than charges and deductions which are, or may be, imposed under the Contracts. Figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.


         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

                   ORGANIZATION AND CAPITALIZATION OF THE FUND


         The Fund was established in November 1988 as a business trust under Massachusetts law. The Fund has authorized an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Fund are presently divided into eleven series of shares, one for each of the Fund's eleven Portfolios including the four Portfolios offered by this Prospectus. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation are entitled to receive the net assets of their respective Portfolios, but not the net assets of the other Portfolios.


         Fund shares are entitled to vote at any meeting of shareholders. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to a shareholder vote must be approved by each portfolio of the Fund separately except (i) when required by the 1940 Act, shares will be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect all portfolios, then only shareholders of the affected portfolio will be entitled to vote on the matter.

         Owners of the Contracts have certain voting interests in respect of shares of the Portfolios. See "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for a description of the rights granted Contract owners to instruct voting of shares.

                             ADDITIONAL INFORMATION

Transfer Agent and Custodian

         All cash and securities of the Fund are held by Boston Safe Deposit and Trust Company as custodian. Investor Services Group, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.

Independent Auditors

         Ernst  &  Young  LLP,   located  at  200  Clarendon   Street,   Boston,
Massachusetts, 02116, serves as the Fund's independent auditors.



         Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                                                TABLE OF CONTENTS

                                          Page


The Fund                                             ENDEAVOR SERIES TRUST
Financial Highlights
Investment Objectives and Policies                 2101 East Coast Highway,

                                                           Suite 300
                                               Corona del Mar, California  92625
                                                        (800) 854-8393

                                                            Manager
           Value Equity Portfolio

                                                 Endeavor Investment Advisers

   Dreyfus Small Cap Value Portfolio                2101 East Coast Highway
                                                  Suite 300
                                               Corona del Mar, California 92625
   T. Rowe Price Equity Income
     Portfolio                                        Investment Advisers
   T. Rowe Price Growth Stock
     Portfolio




                                                       OpCap Advisors
   Investment Strategies                          One World Financial Center

Management of the Fund                             New York, New York  10281
   The Manager
   The Advisers                                     The Dreyfus Corporation
   Brokerage Enhancement Plan                           200 Park Avenue
Dividends, Distributions and Taxes                 New York, New York 10166
Sale and Redemption of Shares
Performance Information                         T. Rowe Price Associates, Inc.

                                                      100 East Pratt Street
Organization and Capitalization                   Baltimore, Maryland  21202
   of the Fund
Additional Information
     Transfer Agent and Custodian
     Independent Auditors

                            --------------

   No person has been authorized to give any
information or to make any representation not
contained in this Prospectus and, if given or
made, such information or representation must
not be relied upon as having been authorized.
This Prospectus does not constitute an
offering of any securities other than the
registered securities to which it relates or               Custodian
an offer to any person in any state or
jurisdiction of the United States or any         Boston Safe Deposit and Trust
country where such offer would be unlawful.                 Company

                                                       One Boston Place
                                                 Boston, Massachusetts  02108

                       STATEMENT OF ADDITIONAL INFORMATION

                             ENDEAVORSM SERIES TRUST


        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1998 for the Endeavor Value Equity Portfolio (formerly, Value Equity Portfolio), the Dreyfus Small Cap Value Portfolio (formerly, Value Small Cap Portfolio), the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust (the "Fund") (the "Prospectus"), which may be obtained by writing the Fund at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 or by telephoning (800) 854-8393. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


        EndeavorSM is a registered service mark of Endeavor Management Co.

                                TABLE OF CONTENTS

                                                                     Page


Investment Objectives and Policies................           3
        Options and Futures Strategies...............                 3
        Foreign Currency Transactions................                 9
        Repurchase Agreements........................                    13
        Forward Commitments..........................        14
        Securities Loans.............................        14


Portfolio Turnover...........................          14
Investment Restrictions...........................              14
        Other Policies...............................           17
Performance Information...........................              17
        Total Return.................................        17

        Non-Standardized Performance.................                    18
Portfolio Transactions............................              19
Management of the Fund............................              21
        Trustees and Officers........................           21
        The Manager..................................           27
        The Advisers.................................           28
Redemption of Shares..............................              31
Net Asset Value...................................     31
Taxes.............................................     33
        Federal Income Taxes.........................           33
Organization and Capitalization of the Fund.......                       34
Legal Matters.....................................     37
Custodian.........................................     37
Financial Statements..............................              37
Appendix..........................................  A-1

                                              ----------------------

        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

        The date of this Statement of Additional Information is May 1, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES


     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus of the Fund. The Fund is managed by Endeavor Investment Advisers. The Manager has selected OpCap Advisors as investment adviser for the Endeavor

Value Equity Portfolio, The Dreyfus Corporation as investment adviser for the



Dreyfus Small Cap Value Portfolio and T. Rowe Price Associates, Inc. as investment adviser for the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio.

Options and Futures Strategies (All Portfolios)

        A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The Adviser to the Dreyfus Small Cap Value Portfolio does not presently intend to utilize options or futures contracts and related options but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.


        The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

        Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

        A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

        A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

        A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

        Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

        A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

        No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

        Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

        Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.


        A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

        The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

        A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

        A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

     Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.


        In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.


        Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio unless the transaction meets certain "bona fide hedging" criteria.

        Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Foreign Currency Transactions (T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios)


        Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

        A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

        If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

        For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

        A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

        Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

        Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

        Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Repurchase Agreements (All Portfolios)


        Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Forward Commitments (All Portfolios)

        Each of the Portfolios may enter into forward commitments to purchase securities. An amount of cash or other liquid assets equal to the Portfolio's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Portfolio's obligation. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

Securities Loans (All Portfolios)

        Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund.

Portfolio Turnover


        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios other than the Dreyfus Small Cap Value Portfolio anticipate that portfolio turnover will generally not exceed 100% per year.

The Adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 175%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.


                             INVESTMENT RESTRICTIONS


        Except for restriction numbers 2, 3, 4, 11 and 12 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios and restriction number 11 with respect to Dreyfus Small Cap Value Portfolio (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.


        A Portfolio may not:


  1. Borrow money or issue senior securities (as defined in the 1940 Act), provided that a Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes , except that the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with each Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of each Portfolios's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings .


  2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

  3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

  4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

   5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

  6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.


  7. Purchase or sell commodities or commodity contracts, except that all Portfolios may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid investments shall not be considered commodities.

  8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of its portfolio securities.


  9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.


  10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations .

  11. Invest more than 15% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


  12. Purchase securities of any issuer for the purpose of exercising control or management.

        All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and partially or completely as a result of such investment.

Other Policies


        The Endeavor Value Equity and Dreyfus Small Cap Value Portfolios may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction. Each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios will not invest in warrants if, as a result thereof, the Portfolio will have more than 5% of the value of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security.


                             PERFORMANCE INFORMATION



        Total return will be computed as described below.




Total Return

        Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission.
The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)

     The table below shows the average annual total return for the Endeavor Value Equity, Dreyfus Small Cap Value, T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios for the specific periods.




                                                                                    For Period
                                   For the One              For the Five            From Incep-
                                   Year Period              Year Period             tion to
                                   Ended December           Ended December          December 31,
                                   31, 1997                 31, 1997                1997


Endeavor  Value





 Equity(1).......                  24.81%/24.81%*                N/A                 19.03%/18.90%*


Dreyfus Small

   Cap   Value(2).......           25.56%/25.56%*                N/A                 15.74%/15.64%*


T. Rowe Price

   Equity Income(3)...             28.27%/28.27%*               N/A                  26.21%/26.21%*


T. Rowe Price Growth

   Stock(3)...........             28.57%/28.57%*                N/A                 37.20%/37.20%*






------------------------

* The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses, if any.


(1)

The Portfolio commenced operations on May 27, 1993.

(2) The Portfolio commenced operations on May 4, 1993.

(3) The Portfolio commenced operations on January 3, 1995.



         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Non-Standardized Performance

         In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.


         The Adviser to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may execute portfolio transactions through certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited, persons indirectly related to the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.




         For the year ended December 31, 1995, the Endeavor Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $57,800 and $101,885, respectively, in brokerage commissions

 . For the fiscal period ended December 31, 1995, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $18,059 and $39,447, respectively in brokerage commissions of which $536 (1.36%) and $507 (1.29%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Boston Safe Deposit and Trust Company and Jardine Fleming Group Limited, respectively.

         For the year ended December 31, 1996, the Endeavor Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $90,589 and $398,554, respectively, in brokerage commissions. For the year ended December 31, 1996, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $55,261 and $69,409, respectively, in brokerage commissions of which $3,037 (4.38%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Flemings Holdings Limited.

         For the year ended December 31, 1997, the Endeavor Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $75,870 and $525,982, respectively, in brokerage commissions. For the year ended December 31, 1997, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $117,830 and $87,464, respectively, in brokerage commissions of which $74 (.06%) with respect to the T. Rowe Price Equity Income Portfolio was paid to Robert Flemings Holdings Limited and $2,663 (3.04%) with respect to the
T. Rowe  Price  Growth  Stock  Portfolio  was paid to Robert  Flemings  Holdings
Limited.

         For a discussion regarding the use of the Fund's brokerage commissions to promote the distribution of the Fund's shares, see the section of the Prospectus titled "Management of the Fund Brokerage Enhancement Plan."

                             MANAGEMENT OF THE FUND

Trustees and Officers

  The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.




                                                                              Principal
                                                      Position(s)             Occupation(s)
                                                      Held with               During Past
Name, Age and Address                                 Registrant              5 Years

*+Vincent J. McGuinness, Jr.                          President,              From July, 1997 to
(32)                                                  Trustee                 November, 1997, Executive

                                                                              Vice
                                                                              President
                                                                              Administration
                                                                              of
                                                                              Registrant;
                                                                              from
                                                                              September,
                                                                              1996
                                                                              to
                                                                              June,
                                                                              1997,
                                                                              Chief
                                                                              Financial
                                                                              Officer
                                                                              (Treasurer)
                                                                              of
                                                                              Registrant;
                                                                              from
                                                                              January,
                                                                              1997
                                                                              to
                                                                              December,
                                                                              1997,
                                                                              Executive
                                                                              Vice-President
                                                                              of
                                                                              Operations
                                                                              and
                                                                              since
                                                                              December,
                                                                              1997,
                                                                              Chief
                                                                              Operating
                                                                              Officer
                                                                              of
                                                                              Endeavor
                                                                              Group;
                                                                              from
                                                                              September,
                                                                              1996
                                                                              to
                                                                              June,
                                                                              1997,
                                                                              Chief
                                                                              Financial
                                                                              Officer,
                                                                              since
                                                                              May,
                                                                              1996,
                                                                              Director
                                                                              and
                                                                              since
                                                                              June,
                                                                              1997,
                                                                              Executive
                                                                              Vice
                                                                              President
                                                                              -
                                                                              Administration
                                                                              of
                                                                              Endeavor
                                                                              Management
                                                                              Co.;
                                                                              since
                                                                              August,
                                                                              1996,
                                                                              Chief
                                                                              Financial
                                                                              Officer
                                                                              of
                                                                              VJM
                                                                              Corporation;
                                                                              from
                                                                              May,
                                                                              1996
                                                                              to
                                                                              January,
                                                                              1997,
                                                                              Executive
                                                                              Vice
                                                                              President
                                                                              and
                                                                              Director
                                                                              of
                                                                              Sales,
                                                                              Western
                                                                              Division
                                                                              of
                                                                              Endeavor
                                                                              Group;
                                                                              since
                                                                              May,
                                                                              1996,
                                                                              Chief
                                                                              Financial
                                                                              Officer
                                                                              of
                                                                              McGuinness
                                                                              &
                                                                              Associates;
                                                                              from
                                                                              July,
                                                                              1993
                                                                              to
                                                                              August,
                                                                              1995,
                                                                              Rocky
                                                                              Mountain
                                                                              Regional
                                                                              Marketing
                                                                              Director
                                                                              for
                                                                              Endeavor
                                                                              Group.


                                                       -145-




                                                                              Principal
                                                      Position(s)             Occupation(s)
                                                      Held with               During Past
Name, Age and Address                                 Registrant              5 Years

*Vincent J. McGuinness

(63)                                                  Trustee                 Chairman, Chief Executive
                                                                              Officer and Director of
                                                                              McGuinness & Associates,
                                                                              Endeavor Group, VJM
                                                                              Corporation (oil and gas),
                                                                              until July, 1996,
                                                                              McGuinness Group
                                                                              (insurance marketing) and
                                                                              until January, 1994, Swift
                                                                              Energy Marketing Company
                                                                              and since September, 1988,
                                                                              Endeavor Management Co.;
                                                                              President of VJM
                                                                              Corporation, Endeavor
                                                                              Management Co. and, since
                                                                              February, 1996, McGuinness
                                                                              & Associates.

Timothy A. Devine (63)                                Trustee                 Prior to September, 1993,
1424 Dolphin Terrace                                                          President and Chief
Corona del Mar, California                                                    Executive Officer, Devine
92625                                                                         Properties, Inc.  Since
                                                                              September, 1993, Vice
                                                                              President, Plant Control,
                                                                              Inc. (landscape
                                                                              contracting and
                                                                              maintenance).


Thomas J. Hawekotte (62)                          Trustee                 President, Thomas J.
6007 North Sheridan Road                                                      Hawekotte, P.C. (law
Chicago, Illinois 60660                                                       practice).


Steven L. Klosterman (46)                             Trustee                 Since July, 1995,
5973 Avenida Encinas                                                          President of Klosterman
Suite 300                                                                     Capital Corporation
Carlsbad, California 92008                                                    (investment adviser);
                                                                              Investment Counselor,
                                                                              Robert J. Metcalf &
                                                                              Associates, Inc.
                                                                              (investment adviser) from
                                                                              August, 1990 to June,
                                                                              1995.


                                                       -146-




                                                                              Principal
                                                      Position(s)             Occupation(s)
                                                      Held with               During Past
Name, Age and Address                                 Registrant              5 Years
*Halbert D. Lindquist (52)
1650 E. Fort Lowell Road                              Trustee                 President, Lindquist
Tucson, Arizona 85719-2324                                                    Associates, Inc.


                                                                              (investment
                                                                              adviser)
                                                                              and
                                                                              since
                                                                              December,
                                                                              1987,
                                                                              Tucson
                                                                              Asset
                                                                              Management,
                                                                              Inc.
                                                                              (commodity
                                                                              trading
                                                                              adviser),
                                                                              and
                                                                              since
                                                                              November,
                                                                              1987,
                                                                              Presidio
                                                                              Government
                                                                              Securities,
                                                                              Incorporated
                                                                              (broker-dealer),
                                                                              and
                                                                              since
                                                                              January,
                                                                              1998,
                                                                              Chief
                                                                              Investment
                                                                              Officer
                                                                              of
                                                                              Blackstone
                                                                              Alternative
                                                                              Asset
                                                                              Management.


R. Daniel Olmstead, Jr. (66)                          Trustee                 Rancher until January,
2661 Point Del Mar                                                            1997.  Since January,
Corona Del Mar, California                                                    1997, real estate
92625                                                                         consultant.

Keith H. Wood (62)                                    Trustee                 Since 1972, Chairman and
39 Main Street                                                                Chief Executive Officer of
Chatham, New Jersey 07928                                                     Jameson, Eaton & Wood
                                                                              (investment adviser) and
                                                                              from 1978 to December,
                                                                              1997, President of Ivory &
                                                                              Sime International, Inc.
                                                                              (investment adviser).
                                                      Trustee                 President, PFL Life

*William L. Busler (55)                                                       Insurance Company.


4333 Edgewood Road NE
Cedar Rapids, Iowa 52499


                                                       -147-




                                                                              Principal
                                                      Position(s)             Occupation(s)
                                                      Held with               During Past
Name, Age and Address                                 Registrant              5 Years
Michael J. Roland (39)
                                                      Chief                   Since June, 1996, Chief
                                                      Financial               Financial Officer of
                                                      Officer                 Endeavor Group and
                                                      (Treasurer)             Endeavor Management Co;

                                                                              from
                                                                              January,
                                                                              1995
                                                                              to
                                                                              April,
                                                                              1997,
                                                                              Senior
                                                                              Vice
                                                                              President,
                                                                              Treasurer
                                                                              and
                                                                              Chief
                                                                              Financial
                                                                              Officer
                                                                              of
                                                                              Pilgrim
                                                                              America
                                                                              Group,
                                                                              Pilgrim
                                                                              America
                                                                              Investments,
                                                                              Inc.,
                                                                              Pilgrim
                                                                              America
                                                                              Securities
                                                                              and
                                                                              of
                                                                              each
                                                                              of
                                                                              the
                                                                              funds
                                                                              in
                                                                              the
                                                                              Pilgrim
                                                                              America
                                                                              Group
                                                                              of
                                                                              Funds;
                                                                              from
                                                                              July,
                                                                              1994
                                                                              to
                                                                              December,
                                                                              1994,
                                                                              partner
                                                                              at
                                                                              the
                                                                              consulting
                                                                              firm
                                                                              of
                                                                              Corporate
                                                                              Savings
                                                                              Group;
                                                                              from
                                                                              March,
                                                                              1992
                                                                              to
                                                                              June,
                                                                              1994,
                                                                              Vice
                                                                              President
                                                                              of
                                                                              PIMCO
                                                                              Advisors,
                                                                              LP
                                                                              and
                                                                              of
                                                                              the
                                                                              PIMCO
                                                                              Institutional
                                                                              Funds.

Pamela A. Shelton (48)                                Secretary               Since October, 1993,
                                                                              Executive Secretary to
                                                                              Chairman of the Board and
                                                                              Chief Executive Officer
                                                                              of, and since April, 1996,
                                                                              Secretary of McGuinness &
                                                                              Associates, Endeavor
                                                                              Group, VJM Corporation,
                                                                              McGuinness Group (until
                                                                              July, 1996) and Endeavor
                                                                              Management Co.; from July,
                                                                              1992 to October, 1993,
                                                                              Administrative Secretary,
                                                                              Mayor and City Council,
                                                                              City of Laguna Niguel,
                                                                              California.


* An "interested person" of the Fund as defined in the 1940 Act.
*+ Vincent J. McGuinness, Jr. is the son of Vincent J. McGuinness

 .

         No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the Advisers. Each Trustee who is not an affiliated person of the Manager or the Advisers will be reimbursed for out-of-pocket expenses and currently receives an annual fee of $10,000 and $500 for attendance at each Trustees' Board or committee meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1997.


                               COMPENSATION TABLE

                                                                                Total
                                                                                Compensation
                                                                                From Fund
                                              Aggregate                         and Fund
Name of                                       Compensation                      Complex
Person                                        From Fund                         Paid to Trustees

Vincent J. McGuinness                         $   -                             $   -
Timothy A. Devine                              8,125                             8,125
Thomas J. Hawekotte                            8,125                             8,125
Steven L. Klosterman                           8,125                             8,125
Halbert D. Lindquist                           8,125                             8,125
R. Daniel Olmstead                             8,125                             8,125
Keith H. Wood                                  2,375                             2,375
Vincent J. McGuinness, Jr.    -                   -
William L. Busler                                 -                                 -


         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

The Manager


         The Management Agreement between the Fund and the Manager with respect to the Endeavor Value Equity and Dreyfus Small Cap Value Portfolios, was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" [as defined in the 1940 Act] of the Manager) on April 19, 1993 and by PFL Life Insurance Company, the sole shareholder of the Endeavor Value Equity and Dreyfus Small Cap Value Portfolios, on April 19, 1993. With respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on October 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, on November 1, 1994. See "Organization and Capitalization of the Fund."

         The Management Agreement will continue in force for two years from its date, April 19, 1993 with respect to the Endeavor Value Equity and Dreyfus Small Cap Value Portfolios, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock

Portfolios and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.


The Advisers


         The Investment Advisory Agreement between the Manager and OpCap Advisors was last approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on April 8, 1997 with respect to the Endeavor Value Equity Portfolio and by PFL Life Insurance Company as sole shareholder of the Portfolio on June 18, 1997.








The Investment Advisory Agreements between the Manager and T. Rowe Price Associates, Inc. were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on October 24, 1994 and by PFL Life Insurance Company as sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios on November 1, 1994. Effective September 16, 1996, The Dreyfus Corporation became the Adviser of the Dreyfus Small Cap Value Portfolio. The Investment Advisory Agreement with The Dreyfus Corporation was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by the shareholders of the Portfolio on October 29, 1996. See "Organization and Capitalization of the Fund."

         Each agreement will continue in force for two years from its date, April 19, 1993 with respect to the Endeavor Value Equity Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, September 16, 1996 with respect to the Dreyfus Small Cap Value Portfolio, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.


         The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997.


                                                     1997
                                   Investment
                                   Management               Investment               Other
                                   Fee                      Management               Expenses
                                   Paid                     Fee Waived               Reimbursed


Endeavor  Value
  Equity




Portfolio.......   1,367,432       ---                      ---
Dreyfus Small

  Cap Value

  Portfolio.......                     920,244              ---                      ---





T. Rowe Price
  Equity Income

  Portfolio.       ......            1,073,258              ---                      ---
T. Rowe Price
  Growth
Stock


                                                       -153-





  Portfolio.......                     710,554              ---                      ---



                                                    1996
                                   Investment               Investment
                                   Management               Management               Other
                                   Fee                      Fee                      Expenses
                                   Paid                     Waived                   Reimbursed









Endeavor Value
  Equity

  Portfolio.......                     768,579               --                       --
Dreyfus Small
  Cap Value


Portfolio.......                               535,895                                --           --
T. Rowe Price

  Equity Income
  Portfolio.......                     369,356               --                       --
T. Rowe Price
  Growth Stock
  Portfolio.......                     313,356               --                       --




                                                   1995*

                                   Investment              Investment
                                   Management              Management                Other
                                   Fee                     Fee                       Expenses
                                   Paid                    Waived                    Reimbursed

                                                       -154-












Endeavor Value
  Equity

  Portfolio.......                    395,205              ---                       ---
Dreyfus Small Cap

  Value Portfolio.                    339,672              ---                       ---




T. Rowe Price

  Equity Income
  Portfolio.......                     70,664              ---                       ---
T. Rowe Price
  Growth Stock
  Portfolio.......                     75,681              ---                       ---

---------------


*      The information presented for the T. Rowe Price Equity
         Income and T. Rowe Price Growth Stock Portfolios is for the period from January 3, 1995 (commencement of operations) to December 31, 1995.


                                            ---------------------------

         Each Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

                              REDEMPTION OF SHARES

         The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is
closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.



Foreign securities traded outside the

United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

                                      TAXES

Federal Income Taxes

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

                   ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


         The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series.
Currently, the Trustees have established and designated eleven series, four of which are described in this Statement of Additional Information. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.


         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

         PFL will vote shares of the Fund as described under the caption "Voting Rights" in the prospectus or other material for the Contracts which accompanies the Prospectus.


         As of January 31, 1998, the PFL Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 82.54% of the Endeavor Value Equity Portfolio; 85.22% of the Dreyfus Small Cap Value Portfolio; 83.03% of the T. Rowe Price Equity Income Portfolio; and 79.00% of the T. Rowe Price Growth Stock Portfolio . As of January 31, 1998, the PFL Endeavor Platinum Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each
Portfolio: 14.50% of the Endeavor Value Equity Portfolio; 11.58% of the Dreyfus Small Cap Value Portfolio; 13.86% of the T. Rowe Price Equity Income Portfolio; and 17.46% of the T. Rowe Price Growth Stock Portfolio . As of January 31, 1998, the AUSA Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 2.90% of the Endeavor Value Equity Portfolio; 2.99% of the Dreyfus Small Cap Value Portfolio; 2.92% of the T. Rowe Price Equity Income Portfolio; and 3.30% of the
T. Rowe Price Growth Stock Portfolio . As of January 31, 1998, the Providian Life and Health Insurance Company Separate Account V owned of record approximately 0.02% of the outstanding shares of the Dreyfus Small Cap Value Portfolio

 .


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                                  LEGAL MATTERS

         Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP of Washington, D.C.


                                    CUSTODIAN

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the Custody Agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

                              FINANCIAL STATEMENTS


         The financial statements of the Endeavor Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio for the fiscal year ended December 31, 1997, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Fund's Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Independent Auditors' Report) included in the Annual Report are incorporated herein by reference.

                                    APPENDIX

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

IBCA Limited/IBCA Inc. Commercial Paper Ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc., are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Fitch Investors Service L.P. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.


         Various of the nationally recognized statistical rating organizations ("NRSROs") utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.